                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 5, 2001


                               TMP Worldwide Inc.
               (Exact name of issuer as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


         0-21571                                           13-3906555
(Commission File Number)                       (IRS Employer Identification No.)


                                622 Third Avenue
                               New York, NY 10017
                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (212) 351-7000


                                      None.
                 (Former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

         On November 5, 2001, TMP Worldwide Inc. (the "Company") announced its results of operations for the quarter and the nine months ended September 30, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1. Press Release of the Company issued on November 5, 2001 relating to the Company's third quarter earnings.


(All other items on this report are inapplicable.)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TMP WORLDWIDE INC.
                                        (Registrant)


                                        By:  /s/ Bart Catalane
                                            ----------------------------
                                            Bart Catalane
                                            Chief Financial Officer

Dated: November 7, 2001